                                    GUARANTY

          THIS GUARANTY dated as of December 6, 1996, executed and delivered by ZYNAXIS VACCINE TECHNOLOGIES, INC. (the "Guarantor") in favor of CYTRX CORPORATION (the "Lender").

          WHEREAS, pursuant to that certain Senior Secured Note dated the date hereof (as the same may be amended, modified, supplemented or extended from time to time, the "Note"; terms used herein and not defined herein have their respective defined meanings as set forth in the Note and the other Loan Documents, as defined in the Note) by and between Zynaxis, Inc. (the "Borrower") and the Lender, the Lender has made available to the Borrower certain financial accommodations on the terms and conditions set forth in the Note;

          WHEREAS, the Guarantor is a wholly owned Subsidiary of the Borrower;

          WHEREAS, the Guarantor acknowledges that, while it is a separate entity, the financial condition of the Guarantor is dependent upon the financial condition of the Borrower and its other subsidiaries;

          WHEREAS, the Guarantor is therefore willing to guarantee the payment in full of the principal of, and interest on, all Guaranteed Obligations (as defined below) owing by the Borrower to the Lender under the Note and otherwise; and

          WHEREAS, it is a condition precedent to the Lender making such financial accommodations to the Borrower that the Guarantor execute and deliver this Guaranty.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Guarantor, the Guarantor agrees as follows:

          Section 1.  Guaranty.  The Guarantor hereby, irrevocably and
                      --------
unconditionally, guarantees the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of the following (the following collectively referred to as the "Guaranteed Obligations"): (a) all Obligations (as defined in the Security Agreement); (b) all other indebtedness and obligations now or hereafter owing by the Borrower to the Lender, whenever and however incurred or evidenced, whether direct or indirect, absolute or contingent, or due or to become due (including, but not limited to, any other loans or advances from time to time extended by the Lender to the Borrower under any agreement whether or not evidenced by promissory notes or otherwise); and (c) any and all extensions, renewals, modifications, amendments or substitutions of the foregoing.

          Section 2.  Guaranty of Payment and Not of Collection.  This Guaranty
                      -----------------------------------------
is a guaranty of payment, and not of collection, and a debt of the Guarantor for its own account. Accordingly, the Lender shall not be obligated or required before enforcing this Guaranty against the Guarantor: (a) to pursue any right or remedy the Lender may have against the Borrower or any other guarantor of the Guaranteed Obligations or commence any suit or other proceeding against the Borrower or any other guarantor of the Guaranteed Obligations in any court or other tribunal; (b) to make any claim in a liquidation or bankruptcy of the Borrower or any other guarantor of the Guaranteed Obligations; or (c) to make demand of the Borrower or any other guarantor of the Guaranteed Obligations or to enforce or seek to enforce or realize upon any collateral security held by the Lender which may secure any of the Guaranteed Obligations. In this connection, the Guarantor hereby waives the right of the Guarantor to require any holder of the Guaranteed Obligations to take action against the Borrower as provided in Official Code of Georgia Annotated (S)10-7-24.

          Section 3.  Guaranty Absolute.  The Guarantor guarantees that the
                      -----------------
Guaranteed Obligations will be paid strictly in accordance with the terms of the documents evidencing the same, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute and unconditional in accordance with its terms and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation, the following (whether or not the Guarantor consents thereto or has notice thereof):

          (a) (i) any change in the amount, interest rate or due date or other term of any Guaranteed Obligations, or (ii) any change in the time, place or manner of payment of all or any portion of the Guaranteed Obligations, or (iii) any amendment or waiver of, or consent to the departure from or other indulgence with respect to, the Note, any Loan Document, or any other document or instrument evidencing any Guaranteed Obligations, or (iv) any renewal, extension, addition, or supplement to, or deletion from, or any other action or inaction under or in respect of, the Note, the other Loan Documents, or any other documents, instruments or agreements relating to the Guaranteed Obligations or any other instrument or agreement referred to therein or evidencing any Guaranteed Obligations or any assignment or transfer of any of the foregoing;

          (b) any lack of validity or enforceability of the Note, the other Loan Documents, or any other document, instrument or agreement referred to therein or evidencing any Guaranteed Obligations or any assignment or transfer of any of the foregoing;

          (c) any furnishing to the Lender of any additional security for the Guaranteed Obligations, or any sale, exchange, release or surrender of, or realization on, any collateral security for the Guaranteed Obligations;

          (d) any settlement or compromise of any of the Guaranteed Obligations, any security therefor, or any liability of any other party with respect to the Guaranteed Obligations, or any subordination of the payment of the Guaranteed Obligations to the payment of any other liability of the Borrower;

          (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Guarantor or the Borrower or any other Loan Party or any other Person, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding;

          (f) any nonperfection of any security interest or lien on any collateral securing any of the Guaranteed Obligations;

          (g) any application of sums paid by the Borrower or any other Person with respect to the liabilities of the Borrower to the Lender, regardless of what liabilities of the Borrower remain unpaid;

          (h) any defect, limitation or insufficiency in the borrowing powers of the Borrower or in the exercise thereof; and

          (i) any act or failure to act by the Lender which may adversely affect the Guarantor's subrogation rights, if any, against the Borrower to recover payments made under this Guaranty.

          Section 4.  Action with Respect to Guaranteed Obligations.  The Lender
                      ---------------------------------------------
may, at any time and from time to time, without the consent of, or notice to, the Guarantor, and without discharging the Guarantor from its obligations hereunder take any and all actions described in Section 3 above and may otherwise: (a) amend, modify, alter or supplement the terms of any of the Guaranteed Obligations, including, but not limited to, extending or shortening the time of payment of any of the Guaranteed Obligations or increasing, decreasing or otherwise changing the interest rate or fees that may accrue on any of the Guaranteed Obligations; (b) amend, modify, alter or supplement the Note or any other Loan Document or any other document evidencing any Guaranteed Obligations; (c) sell, exchange, release or otherwise deal with all, or any part, of any Collateral; (d) release any Person liable in any manner for the payment or collection of the Guaranteed Obligations; (e) exercise, or refrain from exercising, any rights against the Borrower or any other Person (including, without limitation, any other guarantor of the Guaranteed Obligations); and (f) apply any sum, by whomsoever paid or however realized, to the Guaranteed Obligations in such order as the Lender shall elect.

          Section 5.  Waiver.  The Guarantor, to the fullest extent permitted by
                      ------
law, hereby waives notice of acceptance hereof or any presentment, demand, protest or notice of any kind, and any other act or thing, or omission or delay to do any other act or thing, which in any manner or to any extent might vary the risk of the Guarantor or which otherwise might operate to discharge the Guarantor from its obligations hereunder.

          Section 6.  Inability to Accelerate Loan.  If the Lender or the holder
                      ----------------------------
of any of the Guaranteed Obligations is prevented under Applicable Law or otherwise from demanding or accelerating payment thereof by reason of any automatic stay or otherwise, the Lender or such holder shall be entitled to receive from the Guarantor, upon demand therefor, the sums which otherwise would have been due had such demand or acceleration occurred.

          Section 7.  Reinstatement of Guaranteed Obligations.  If claim is ever
                      ---------------------------------------
made upon the Lender for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations, and the Lender repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over the Lender or any of its property, or (b) any settlement or compromise of any such claim effected by the Lender with any such claimant (including the Borrower or a trustee in bankruptcy for the Borrower), then, and in such event, the Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding on it, notwithstanding any revocation hereof or the cancellation of the Note, the other Loan Documents, or any other instrument evidencing any liability of the Borrower, and the Guarantor shall be and remain liable to the Lender for the amounts so repaid or recovered to the same extent as if such amount had never originally been paid to the Lender.

          Section 8.  Waiver of Subrogation.  The Guarantor hereby forever
                      ---------------------
waives and releases any and all claims or causes of action the Guarantor may have against the Borrower or any other Person arising by reason of any payment by the Guarantor to the Lender pursuant to this Guaranty, whether such claim or cause of action arises by way of any common-law right of subrogation, by way of any other applicable law or statutes, or by way of any written or oral agreement between the Guarantor and the Borrower or Person. This waiver of subrogation is for the benefit of the Borrower and the Lender and the foregoing waiver may not be revoked by the Guarantor without the prior, written consent of the Lender.

          Section 9.  Payments Free and Clear.  All sums payable by the
                      -----------------------
Guarantor hereunder, whether of principal, interest, fees, expenses, premiums or otherwise, shall be paid in full, without set-off or counterclaim or any deduction whatsoever.

          Section 10.  Set-off.  The Guarantor authorizes the Lender at any time
                       -------
and from time to time, without notice to the Guarantor, which notice the Guarantor hereby expressly waives, to set off and apply any and all deposits (whether general or special, time or demand, provisional or final, including any negotiable or non-negotiable certificate of deposit now or hereafter issued by the Lender to the Guarantor) or other indebtedness owing by such Lender to the Guarantor, to the then outstanding Guaranteed Obligations then due and payable. The Lender may exercise this right of setoff whether or not such Lender has made demand for, or accelerated, any Guaranteed Obligations; provided, however, that at any time at which the Lender exercises its right of setoff, any amount setoff shall at such time be due and payable. The rights of the Lender under this Section are in addition to, and not in limitation or substitution of, other rights and remedies (including, but not limited to, other rights of set-off) that the Lender may have.

          Section 11.  Subordination of the Borrower's Obligations To the
                       --------------------------------------------------
Guarantors.  As an independent covenant, the Guarantor hereby expressly
----------
covenants and agrees for the benefit of the Lender that all obligations and liabilities owing by the Borrower to the Guarantor of whatsoever description including, without limitation, all intercompany receivables owing to the Guarantor from the Borrower ("Junior Claims") shall be subordinate and junior in right of payment to all obligations of the Borrower to the Lender under the terms of the Note and the other Loan Documents ("Senior Claims").

          If an Event of Default shall occur, then, unless and until such Event of Default shall have been cured, waived, or shall have ceased to exist, no direct or indirect payment (in cash, property, securities by setoff or otherwise) shall be made by the Borrower to the Guarantor on account of or in any manner in respect of any Junior Claim and the Guarantor shall not receive or accept any such direct or indirect payment.

          In the event of a Proceeding (as hereinafter defined), all Senior Claims shall first be paid in full before any direct or indirect payment or distribution (in cash, property, securities by setoff or otherwise) shall be made to any Guarantor on account of or in any manner in respect of any Junior Claim. For the purposes of the previous sentence, "Proceeding" means the Borrower or the Guarantor shall commence a voluntary case concerning itself under the Bankruptcy Code of 1978, as amended (the "Bankruptcy Code") or any other applicable bankruptcy laws; or any involuntary case is commenced against the Borrower or the Guarantor; or a custodian (as defined in the Bankruptcy Code or any other applicable bankruptcy laws) is appointed for, or takes charge of, all or any substantial part of the property of the Borrower or the Guarantor, or the Borrower or the Guarantor commences any other proceedings under any reorganization arrangement, adjustment of debt, relief of debtor, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or the Guarantor, or any such proceeding is commenced against the Borrower or the Guarantor, or the Borrower or the Guarantor is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower or the Guarantor suffers any appointment of any custodian or the like for it or any substantial part of its property; or the Borrower or the Guarantor makes a general assignment for the benefit of creditors; or the Borrower or the Guarantor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Borrower or the Guarantor shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or the Borrower or the Guarantor shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate action shall be taken by the Borrower or the Guarantor for the purpose of effecting any of the foregoing.

          In the event any direct or indirect payment or distribution is made to the Guarantor in contravention of this Section 11, such payment or distribution shall be deemed received in trust for the benefit of the Lender and shall be immediately paid over to the Lender for application against the Guaranteed Obligations in accordance with the terms of the Note.

          The Guarantor agrees to execute such additional documents as the Lender may reasonably request to evidence the subordination provided for in this
Section 11.

          Section 12.  Automatic Acceleration in Certain Events.  Upon the
                       ----------------------------------------
occurrence of an Event of Default specified in Section 6 of the Note, all Guaranteed Obligations shall automatically become immediately due and payable by the Guarantor, without notice or other action on the part of the Lender, and regardless of whether payment of the Guaranteed Obligations by the Borrower has then been accelerated. In addition, if any of the Events of Default described in Section 6 of the Note should occur with respect to the Guarantor, then the Guaranteed Obligations shall automatically become immediately due and payable by the Guarantor, without notice or other action on the part of the Lender, and regardless of whether payment of the Guaranteed Obligations by the Borrower has then been accelerated.

          Section 13.  Savings Clause.  (a) It is the intent of the Guarantor
                       --------------
that the Guarantor's maximum liability hereunder shall be, but not in excess of:

          (i) in a Proceeding commenced by or against the Guarantor under the Bankruptcy Code on or within one year from the date on which any of the Guaranteed Obligations are incurred, the maximum amount which would not otherwise cause the Guaranteed Obligations (or any other obligations of the Guarantor to the Lender) to be avoidable or unenforceable against the Guarantor under (A) Section 548 of the Bankruptcy Code or (B) any state fraudulent transfer or fraudulent conveyance act or statute applied in such case or proceeding by virtue of Section 544 of the Bankruptcy Code; or

          (ii) in a Proceeding commenced by or against the Guarantor under the Bankruptcy Code subsequent to one year from the date on which any of the Guaranteed Obligations is incurred, the maximum amount which would not otherwise cause the Guaranteed Obligations (or any other obligations of the Guarantor to the Lender) to be avoidable or unenforceable against the Guarantor under any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding by virtue of Section 544 of the Bankruptcy Code; or

          (iii) in a Proceeding commenced by or against the Guarantor under any law, statute or regulation other than the Bankruptcy Code (including, without limitation, any other bankruptcy, reorganization, arrangement, moratorium, readjustment of debt, dissolution, liquidation or similar debtor relief laws), the maximum amount which would not otherwise cause the Guaranteed Obligations (or any other obligations of the Guarantor to the Lender) to be avoidable or unenforceable against the Guarantor under such law, statute or regulation including, without limitation, any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding.

(The substantive laws under which the possible avoidance or unenforceability of the Guaranteed Obligations (or any other obligations of the Guarantor to the Lender) shall be determined in any such case or proceeding shall hereinafter be referred to as the "Avoidance Provisions").

     (b) To the end set forth in Section 13(a), but only to the extent that the Guaranteed Obligations would otherwise be subject to avoidance under the Avoidance Provisions if the Guarantor is not deemed to have received valuable consideration, fair value or reasonably equivalent value for the Guaranteed Obligations, or if the Guaranteed Obligations would render the Guarantor insolvent, or leave the Guarantor with an unreasonably small capital to conduct its business, or cause the Guarantor to have incurred debts (or to have intended to have incurred debts) beyond its ability to pay such debts as they mature, in each case as of the time any of the Guaranteed Obligations are deemed to have been incurred under the Avoidance Provisions, the maximum Guaranteed Obligations for which the Guarantor shall be liable hereunder shall be reduced to that amount which, after giving effect thereto, would not cause the Guaranteed Obligations (or any other obligations of the Guarantor to the Lender), as so reduced, to be subject to avoidance under the Avoidance Provisions.

     (c) This Section 13 shall be applicable only in connection with a Proceeding brought by or against the Guarantor and is intended solely to preserve the rights of the Lender hereunder to the maximum extent that would not cause the Guaranteed Obligations of the Guarantor to be subject to avoidance under the Avoidance Provisions in connection with any such Proceeding. Neither the Guarantor nor any other Person shall have any right or claim under this Section 13 as against the Lender that would not otherwise be available to the Guarantor or such other Person outside of any Proceeding.]

     Section 14.  Covenants of the Guarantor.  Until the Guaranteed Obligations
                  --------------------------
have been indefeasibly paid and performed in full, the Guarantor hereby covenants and agrees with the Lender that:

     (a) the Guarantor shall comply with all Applicable Laws to which it or its properties is subject;

     (b) the Guarantor shall not obtain any loans, advances or other financial accommodations or arrangements or otherwise incur any other indebtedness for money borrowed or for the deferred purchase price of any asset (including capitalized lease obligations) from any other Person other than the Lender;

     (c) the Guarantor shall not assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any Indebtedness of any other Person other than guaranties and endorsements from time to time existing in favor of the Lender;

     (d) the Guarantor shall not make any investments in, or permit any Subsidiaries to make any investments in, any Person or purchase or otherwise acquire, or permit any Subsidiary (as defined below) to purchase or otherwise acquire, any capital stock, properties, substantially all the assets or obligations of, or any other equity interest in, any Person;

     (e) the Guarantor shall not create, assume, incur or suffer to exist, or permit any Subsidiary to create, assume, incur or suffer to exist, any Lien (as defined below) upon any of its respective properties or assets whether now owned or hereafter acquired, other than Permitted Liens (as defined below);

     (f) the Guarantor shall not purchase or otherwise acquire for value any of its capital stock now or hereafter outstanding, return any capital to its stockholders as such or make any other similar payment or distribution of assets to its stockholders with respect to its capital stock;

     (g) except as contemplated by the Transaction Documents (as defined in that certain Agreement and Plan of Merger and Contribution dated as of the date hereof among the Lender, Vaxcel, Inc., Vaxcel Merger Subsidiary, Inc. and the Borrower), the Guarantor shall not merge or consolidate with any other Person or sell, lease or transfer or otherwise dispose of all or a substantial portion of its assets to any Person or entity or permit any Subsidiary to do any of the foregoing;

     (h) the Guarantor shall not effect any transaction with any Affiliate (as defined below) by which any of the assets of the Guarantor are transferred to such Affiliate at less than the cost or fair market value of such asset, or enter into any other transaction with an Affiliate on terms more favorable to such Affiliate than would be reasonably expected to be given in a similar transaction with an unrelated entity;

     (i) the Guarantor shall not extend credit to or make any advance, loan, contribution or payment of money or goods (other than normal compensation for personal services and travel expenses in the ordinary course of business) to any Person or permit any Subsidiary to do any of the foregoing; and

     (j) the Guarantor shall not create, incorporate or acquire any Subsidiary other than Subsidiaries in existence as of the date hereof.

     For purposes of this Guaranty, the following terms shall have the following meanings:

     "Affiliate" shall mean, with respect to a Person, any other Person that,
      ---------
directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such given Person.

     "Indebtedness" shall mean, as to any Person, all items (except items of
      ------------
capital stock, additional paid-in capital or retained earnings) which, in accordance with generally accepted accounting principles, would be included in determining total liabilities on a balance sheet of such Person as at the date the Indebtedness is to be determined including, but not limited to, all obligations of the Borrower under all personal and real property leases.

     "Inventory" shall mean (a) all inventory and all other goods intended for
      ---------
sale or lease by the Borrower, or for display or demonstration; (b) all work in process of the Borrower; (c) all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in the Borrower's business; and (d) all documents relating to any of the foregoing.

     "Lien" shall mean any security interest, lien, collateral assignment,
      ----
encumbrance, mortgage, deed to secure debt, deed of trust, pledge, charge, conditional sale or other title retention agreement, or other encumbrance of any kind covering any property of a Person.

     "Permitted Liens" shall mean (a) Liens securing taxes, assessments and
      ---------------
other governmental charges or levies not yet due and payable or the claims of materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business but not yet due and payable; (b) Liens consisting of deposits or pledges made, in the ordinary course of business, in connection with, or to secure payment of, obligations under workmen's compensation, unemployment insurance or similar legislation; and (c) Liens in favor of the Lender.

     "Person" shall mean an individual, corporation, partnership, association,
      ------
trust or unincorporated organization, or a government or any agency or political subdivision thereof.

     "Subsidiary" shall mean a Person of which an aggregate of 50% or more of
      ----------
the voting stock of any class or classes or 50% or more of other voting interests is owned of record or beneficially by another Person, or by one or more Subsidiaries of such other Person, or by such other Person and one or more Subsidiaries of such Person.

     Section 15.  Governing Law.  THIS GUARANTY SHALL BE GOVERNED BY, AND
                  -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

     Section 16.  JURISDICTION/JURY TRIAL WAIVER/OTHER MATTERS.    (a)    EACH
                  --------------------------------------------
OF THE LENDER AND THE GUARANTOR ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS GUARANTY OR THE RELATIONSHIP OF THE GUARANTOR AND THE LENDER ESTABLISHED HEREBY, WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES. ACCORDINGLY, TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF THE GUARANTOR AND THE LENDER HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST THE GUARANTOR ARISING OUT OF THIS GUARANTY OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN THE GUARANTOR AND THE LENDER OF ANY KIND OR NATURE.

     (b) EACH OF THE GUARANTOR AND THE LENDER AGREES THAT THE FEDERAL COURT OF THE NORTHERN DISTRICT OF GEORGIA OR ANY STATE COURT LOCATED IN FULTON COUNTY, GEORGIA SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE GUARANTOR AND THE LENDER PERTAINING DIRECTLY OR INDIRECTLY TO THIS GUARANTY OR TO ANY MATTER ARISING HEREFROM. THE GUARANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURT. THE GUARANTOR AND THE LENDER WAIVE ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY PROCEEDING IN ANY SUCH COURT OR THAT SUCH PROCEEDING

WAS BROUGHT IN AN INCONVENIENT FORUM AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME.

     (c) THE GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS MAY BE MADE BY UNITED STATES MAIL, POSTAGE PREPAID ADDRESSED TO THE GUARANTOR AT THE ADDRESS SET FORTH BELOW ITS SIGNATURE HERETO. SHOULD THE GUARANTOR FAIL TO APPEAR OR ANSWER ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THIRTY DAYS AFTER THE MAILING THEREOF, IT SHALL BE DEEMED IN DEFAULT AN ORDER AND/OR JUDGMENT MAY BE ENTERED AGAINST IT AS PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS.

     (d) THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE LENDER OR THE ENFORCEMENT BY THE LENDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.

     (e) THE GUARANTOR AGREES THAT ALL OF ITS PAYMENT OBLIGATIONS HEREUNDER SHALL BE ABSOLUTE, UNCONDITIONAL AND, FOR THE PURPOSES OF MAKING PAYMENTS HEREUNDER, THE GUARANTOR HEREBY WAIVES ANY RIGHT TO ASSERT ANY SETOFF, COUNTERCLAIM OR CROSS-CLAIM.

     (f) THE GUARANTOR ACKNOWLEDGES THAT ALL OF THE WAIVERS IN THIS SECTION HAVE BEEN MADE WILLINGLY, WITH THE ADVICE OF LEGAL COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF.

     Section 17.  Loan Accounts.  The Lender may maintain books and accounts
                  -------------
setting forth the amounts of principal, interest and other sums paid and payable with respect to the Guaranteed Obligations, and in the case of any dispute relating to any Guaranteed Obligation, the entries in such account shall be binding upon the Guarantor as to the outstanding amount of such Guaranteed Obligations and the amounts paid and payable with respect thereto absent manifest error. The failure of the Lender to maintain such books and accounts shall not in any way relieve or discharge the Guarantor of any of its obligations hereunder.

     Section 18.  Waiver of Remedies.  No delay or failure on the part of the
                  ------------------
Lender in the exercise of any right or remedy it may have against the Guarantor hereunder or otherwise shall operate as a waiver thereof, and no single or partial exercise by the

Lender of any such right or remedy shall preclude other or further exercise thereof or the exercise of any other such right or remedy.

     Section 19.  Successors and Assigns.  Each reference herein to the Lender
                  ----------------------
shall be deemed to include the Lender's successors and assigns (including, but not limited to, any holder of the Guaranteed Obligations) in whose favor the provisions of this Guaranty also shall inure, and each reference herein to the Guarantor shall be deemed to include the Guarantor's successors and assigns, upon whom this Guaranty also shall be binding. The Lender may assign, transfer or sell any Guaranteed Obligation, or grant or sell participation in any Guaranteed Obligations, pursuant to the terms of the Loan Documents, to any Person or entity without the consent of, or notice to, the Guarantor and without releasing, discharging or modifying the Guarantor's obligations hereunder. The Guarantor hereby consents to the delivery by the Lender to any assignee, transferee or participant of any financial or other information regarding the Borrower or the Guarantor. The Guarantor may not assign or transfer its obligations hereunder to any Person or entity.

     Section 20.  Survival of Agreement.  All agreements, representations and
                  ---------------------
warranties made herein shall survive the execution and delivery of this Guaranty and the Note, the making of the Loans and the execution and delivery of the other Loan Documents.

     Section 21.  Amendments.  This Guaranty may not be amended except in
                  ----------
writing signed by the Lender and the Guarantor.

     Section 22.  Payments/Expenses.  All payments made by the Guarantor
                  -----------------
pursuant to this Guaranty shall be made in the lawful currency of the United States of America, in immediately available funds to the main office of the Lender, not later than 11:00 a.m., Atlanta time, on the date three business days after demand therefor. The Guarantor shall pay, on demand, all costs and expenses incurred by the Lender in the collection and enforcement of this Guaranty including the fees and disbursements of counsel to the Lender if collection is sought by or through an attorney.

     Section 23.  Notices.  All notices, demands or other communications to the
                  -------
Guarantor hereunder shall be in writing and shall be mailed or hand delivered or sent via facsimile transmission to the address for the Guarantor set forth below its signature hereto. All such notices, demands and communications shall be deemed received by the Guarantor (a) if personally delivered or by messenger or overnight courier or delivered via facsimile transmission, on the date of delivery thereof or (b) if through the United States mail, on the earlier of (i) the date three days after the posting thereof and (ii) the date of actual receipt by the Guarantor.

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

     Section 24.  Severability.  In case any provision of this Guaranty shall be
                  ------------
invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 25.  Headings.  Section headings used in this Guaranty are for
                  --------
convenience only and shall not affect the construction of this Guaranty.

     Section 26.  Review of Note/Loan Documents.  The Guarantor acknowledges
                  -----------------------------
that, prior to the execution and delivery of this Guaranty, the Guarantor has had the opportunity to review and ask questions regarding the Note and the other Loan Documents referred to therein and to discuss the same and this Guaranty with its counsel.

     IN WITNESS WHEREOF, the Guarantor has duly executed and delivered this Guaranty as of the date and year first written above.


                              ZYNAXIS VACCINE TECHNOLOGIES,
                                INC.


                              By: /s/ Martyn Greenacre
                                  --------------------
                                  Title: President
                                         ---------

                              Address for Notices:
                              371 Phoenixville Pike
                              Malvern, Pennsylvania  19355
                              Attention:  Martyn Greenacre
                              Telephone Number:  610-889-2200
                              Telecopy Number:  610-889-2222


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